SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

May 30, 2006

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

1.            On May 30, 2006, the Registrant amended its employment agreement with Avi Arad. A copy of the amendment, with portions omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission, is attached as Exhibit 10.1 hereto.

2.            On June 5, 2006, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had completed the repurchase of $100 million in stock authorized under its May 2006 program and that its Board of Directors had authorized a new $100 million common stock repurchase program (the “June 2006 Repurchase Program”). Pursuant to the June 2006 Repurchase Program, the Registrant may purchase shares from time to time in the open market or through privately negotiated transactions on or before May 31, 2007.

Pursuant to a Share Disposition Agreement, dated as of June 2, 2006, the Registrant’s Chief Executive Officer, Vice Chairman and largest stockholder, Isaac Perlmutter, has agreed not to sell any of his shares of the Registrant’s common stock while the June 2006 Repurchase Program is in effect. A copy of the Share Disposition Agreement is attached as Exhibit 10.2 hereto.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)              As of May 31, 2006, Mr. Arad resigned as a director and an officer of the Registrant as set forth in Section 9 of the amendment attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Amendment, dated May 30, 2006, to Employment Agreement dated as of May 17, 2005 between the Registrant and Avi Arad. Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.*

10.2	Share Disposition Agreement, dated as of June 2, 2006 by and between Isaac Perlmutter and the Registrant.
99.1	Press Release of the Registrant dated June 5, 2006.

*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: June 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment, dated May 30, 2006, to Employment Agreement dated as of May 17, 2005 between the Registrant and Avi Arad. Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.*

10.2	Share Disposition Agreement, dated as of June 2, 2006 by and between Isaac Perlmutter and the Registrant.
99.1	Press Release of the Registrant dated June 5, 2006.

*Management contract or compensatory plan or arrangement.